UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2018

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,
Hampton, New Jersey	08827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 200-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on June 13, 2018, our stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”).  The final results for the votes regarding each proposal are set forth below.

1.  Our stockholders elected the following individuals to serve on our board of directors until the annual meeting of stockholders to be held in 2019. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Broker Non-Votes
Larry Ellberger	42,342,422	4,419,653	60,325,738
Anthony S. Marucci	42,506,563	4,255,512	60,325,738
Keith L. Brownlie	42,777,237	3,984,838	60,325,738
Herbert J. Conrad	42,621,261	4,140,814	60,325,738
James J. Marino	42,790,643	3,971,432	60,325,738
Gerald McMahon	42,767,334	3,994,741	60,325,738
Harry H. Penner, Jr.	41,798,085	4,963,990	60,325,738
Karen L. Shoos	41,608,859	5,153,216	60,325,738

2.  Our stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2018. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
99,509,234	6,734,194	844,385	—

3.  Our stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, and grant of discretionary authority to the Board of Directors to effect a reverse stock split at any time prior to the date of the 2019 Annual Meeting. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
87,361,515	18,809,417	916,881	—

4.  Our stockholders voted to approve, on an advisory, non-binding basis, the compensation for our named executive officers as disclosed in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
39,975,674	6,036,141	750,260	60,325,738

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

By:	/s/ Sam Martin
Name: Sam Martin
Title: Senior Vice President, Chief Financial Officer

Dated: June 14, 2018